Sub-Adviser,AllianceBernstein
Fund Name,PFI Small Cap Growth Fund
Issuer,Otonomy Inc. Stock
Date of Purchase,08/13/2014
Underwriter From Whom Purchased,JPMorgan
Affiliated/Principal Underwriter of
Syndicate,Sanford C. Bernstein
 Purchase Price ,$16.00
Aggregate % of Issue Purchased by the Firm,4.80%
" Commission, Spread or Profit ",$1.12
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Amsurg Corp. Notes
Date of Purchase,07/01/2014
Underwriter From Whom Purchased,Citiroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0219
" Commission, Spread or Profit ",0.02
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,RJS Power Holdings LLC Notes
Date of Purchase,07/02/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0145
" Commission, Spread or Profit ",0.02
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sinclair Television Group Notes
Date of Purchase,07/09/2014
Underwriter From Whom Purchased,RBC Capital Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0244
" Commission, Spread or Profit ",0.0138
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Cardtronics, Inc. Notes"
Date of Purchase,07/14/2014
Underwriter From Whom Purchased,BofA Merill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0728
" Commission, Spread or Profit ",0.0125
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Triangle USA Petroleum Notes
Date of Purchase,07/15/2014
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0105
" Commission, Spread or Profit ",0.02
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Micron Technology Inc. Notes
Date of Purchase,07/23/2014
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0154
" Commission, Spread or Profit ",0.007
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Aliance Data Systems Corporation Notes
Date of Purchase,07/24/2014
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0508
" Commission, Spread or Profit ",0.02
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Compressco Partners, L.P. and Compressco
Finance Inc. Notes"
Date of Purchase,07/29/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,98.508
Aggregate % of Issue Purchased by the Firm,0.0809
" Commission, Spread or Profit ",0.02
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Universal Health Services, Inc. Notes"
Date of Purchase,07/29/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0149
" Commission, Spread or Profit ",0.0138
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Universal Health Services, Inc. Notes"
Date of Purchase,07/29/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0214
" Commission, Spread or Profit ",0.0138
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Level 3 Escrow Notes
Date of Purchase,07/29/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,100
Aggregate % of Issue Purchased by the Firm,0.0311
" Commission, Spread or Profit ",0.015
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Frontier Communications Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.73%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Frontier Communications Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.73%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"WPX Energy, Inc. Notes"
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,7.90%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc. Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.08%
" Commission, Spread or Profit ",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,T-Mobile USA Inc. Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.33%
" Commission, Spread or Profit ",0.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Gannett Co Inc. Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$98.53
Aggregate % of Issue Purchased by the Firm,4.25%
" Commission, Spread or Profit ",1.48%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Gannett Co Inc. Notes
Date of Purchase,09/03/2014
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.04
Aggregate % of Issue Purchased by the Firm,4.58%
" Commission, Spread or Profit ",1.49%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Steel Dynamic Inc. Notes
Date of Purchase,09/04/2014
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.27%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Steel Dynamic Inc. Notes
Date of Purchase,09/04/2014
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.43%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Cequel Communications Holdings I, LLC and
Cequel Capital Corporation Notes"
Date of Purchase,09/04/2014
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$97.25
Aggregate % of Issue Purchased by the Firm,10.82%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CEMEX SAB DE CV Notes
Date of Purchase,09/04/2014
Underwriter From Whom Purchased,BNP Paribas
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.96%
" Commission, Spread or Profit ",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Ultra Petroleum Corp. Notes
Date of Purchase,09/04/2014
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,5.72%
" Commission, Spread or Profit ",1.35%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Teine Energy Ltd Notes
Date of Purchase,09/09/2014
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$99.23
Aggregate % of Issue Purchased by the Firm,3.77%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,JC Penney Corp Inc. Notes
Date of Purchase,09/10/2014
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.12%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,California Resources CRP Notes
Date of Purchase,09/11/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.22%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,California Resources CRP Notes
Date of Purchase,09/11/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.52%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,California Resources CRP Notes
Date of Purchase,09/11/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.51%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,WhiteWave Foods Notes
Date of Purchase,09/12/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.44%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Aecom Technology Notes
Date of Purchase,09/17/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,4.81%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Aecom Technology Notes
Date of Purchase,09/17/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.47%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Alcoa Inc. Notes
Date of Purchase,09/17/2014
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.65%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,RSP Permian Inc. Notes
Date of Purchase,09/23/2014
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,2.92%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"101178 B.C. Unlimited Liability Company and
New Red Finance, Inc. Notes"
Date of Purchase,09/24/2014
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,1.69%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tenet Healthcare Corp. Notes
Date of Purchase,09/24/2014
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.59%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Zebra Technologies Corporation Notes
Date of Purchase,09/30/2014
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$100.00
Aggregate % of Issue Purchased by the Firm,3.89%
" Commission, Spread or Profit ",*
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Sage Therapeutics, Inc. Stock"
Date of Purchase,07/18/2014
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$18.00
Aggregate % of Issue Purchased by the Firm,3.32%
" Commission, Spread or Profit ",$1.26
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Catalent, Inc. Stock"
Date of Purchase,07/30/2014
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$20.50
Aggregate % of Issue Purchased by the Firm,5.62%
" Commission, Spread or Profit ",$1.03
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Ryerson Holding Corp. Stock
Date of Purchase,08/08/2014
Underwriter From Whom Purchased,Deutsche Bank Secs
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities
 Purchase Price ,$11.00
Aggregate % of Issue Purchased by the Firm,1.76%
" Commission, Spread or Profit ",$0.66
Fair & Reasonable Commission (Y/N) (1),Y